
                                                                    EXHIBIT 21.1

                                 SUPERVALU INC.
                                  Subsidiaries

                               As of April 1, 1999
            (All are Subsidiary Corporations 100% Owned Directly or
                          Indirectly, Except as Noted)
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
                                                                                                       PERCENTAGE OF VOTING
                                                                        JURISDICTION                    SECURITIES OWNED BY
                                                                       OF ORGANIZATION                   IMMEDIATE PARENT
                                                                       ---------------                 --------------------
SUPERVALU INC.
   Blaine North 1996 L.L.C.                                   Delaware Limited Liability Company                70%
   Bloomington 1998 L.L.C.                                    Minnesota Limited Liability Company               40%
   Burnsville 1998 L.L.C.                                     Minnesota Limited Liability Company             77.5%
   Diamond Lake 1994 L.L.C.                                   Delaware Limited Liability Company                25%
   Fridley 1998 L.L.C.                                        Minnesota Limited Liability Company             74.5%
   J. M. Jones Equipment Company                              Delaware                                         100%
   Jackson Markets, Inc.                                      Mississippi                                      100%
   Keltsch Bros., Inc.                                        Indiana                                          100%
   Maplewood East 1996 L.L.C.                                 Delaware Limited Liability Company                70%
   Max Club, Inc.                                             Minnesota                                        100%
   Monticello 1998 L.L.C.                                     Minnesota Limited Liability Company               90%
   NAFTA Industries Consolidated, Inc.                        Texas                                             51%
       NAFTA Industries, Ltd.                                 Texas Limited Partnership                         51%
          International Data, LLC                             Indiana Limited Liability Company                 50%
   NC&T Supermarkets, Inc.                                    Ohio                                             100%
   Nevada Bond Investment Corp. I                             Nevada                                           100%
   Planmark Architecture of Oregon, P.C.                      Oregon                                           100%
   Planmark, Inc.                                             Minnesota                                        100%
   Plymouth 1998 L.L.C.                                       Minnesota Limited Liability Company             62.5%
   Preferred Products, Inc.                                   Minnesota                                        100%
   Risk Planners Agency of Ohio, Inc.                         Ohio                                             100%
   Risk Planners of Mississippi, Inc.                         Mississippi                                      100%
   Risk Planners of Pennsylvania, Inc.                        Pennsylvania                                     100%
   Risk Planners, Inc.                                        Minnesota                                        100%
       Risk Planners of Illinois, Inc.                        Illinois                                         100%
       Risk Planners of Montana, Inc.                         Montana                                          100%
       Risk Planners of Washington, Inc.                      Washington                                       100%
   RSI-SUPERVALU, Inc.                                        Minnesota                                        100%
   RxPartners, Inc.                                           Indiana                                          100%
   Shakopee 1997 L.L.C.                                       Delaware Limited Liability Company                25%
   Silver Lake 1996 L.L.C.                                    Delaware Limited Liability Company                51%
   SUPERVALU Finance, Inc.                                    Minnesota                                        100%
   SUPERVALU Management Corp.                                 Minnesota                                        100%
   SUPERVALU Pharmacies, Inc.                                 Minnesota                                        100%
   SUPERVALU Receivables, Inc                                 Delaware                                         100%
   SUPERVALU Transportation, Inc.                             Minnesota                                        100%
   SUVACO Insurance International, Ltd.                       Islands of Bermuda                               100%
   Sweet Life Foods, Inc.                                     Missouri                                         100%
       Market Development Corporation                         Connecticut                                      100%
       Springfield Sugar & Products Company                   Delaware                                         100%
          First Colonial Trading Co., Inc.                    Massachusetts                                    100%
          Hamlet Trading Corporation                          Massachusetts                                    100%
          Sweet Life Products Co., Inc.                       New York                                          75%
   Valu Ventures, Inc.                                        Minnesota                                        100%
   Valu Ventures 2, Inc.                                      Minnesota                                        100%
       SUPERVALU Terre Haute Limited Partnership              Indiana Limited Partnership                      100%
   Western Dairy Distributors, Inc.                           Colorado                                         100%

   Supermarket Operators of America Inc.                      Delaware                                         100%
       Advantage Logistics - Midwest, Inc.                    Delaware                                         100%
       Advantage Logistics - Southeast, Inc.                  Alabama                                          100%

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
                                                                                                       PERCENTAGE OF VOTING
                                                                        JURISDICTION                    SECURITIES OWNED BY
                                                                       OF ORGANIZATION                   IMMEDIATE PARENT
                                                                       ---------------                 --------------------
       Clyde Evans Markets, Inc.                              Ohio                                             100%
           Clyde Evans, Inc.                                  Ohio                                             100%
       Scott's Food Stores, Inc.                              Indiana                                          100%
                SV Ventures*                                  Indiana General Partnership                       50%

       SUPERVALU Holdings, Inc.                               Missouri                                         100%
           Airway Redevelopment Corporation                   Missouri                                         100%
           Augsburger's, Inc.                                 Indiana                                          100%
           GM Distributing, Inc.                              California                                       100%
           Glenn-Wohlberg & Company                           Missouri                                         100%
           Hazelwood Farms Bakeries, Inc.                     Missouri                                         100%
           John Alden Industries, Inc.                        Rhode Island                                     100%
           Livonia Holding Company, Inc.                      Michigan                                         100%
                Foodland Distributors                         Michigan General Partnership                      50%
           Mohr Developers, Inc.                              Missouri                                         100%
           Mohr Distributors of Litchfield, Inc.              lllinois                                         100%
           Save Mart Foods, Inc.                              Missouri                                         100%
                Treasure Enterprises, Inc.                    Missouri                                         100%
           Shop 'N Save Warehouse Foods, Inc.                 Missouri                                         100%
                 WSI Satellite, Inc.                          Missouri                                         100%
           SV Ventures*                                       Indiana General Partnership                       50%
           SVH Holding, Inc.                                  Delaware                                         100%
                 SVH Realty, Inc.                             Delaware                                         100%
           WC&V Supermarkets, Inc.                            Vermont                                          100%
           Wetterau Finance Co.                               Missouri                                         100%
           Wetterau Independence, Inc.                        Missouri                                         100%
           Wetterau Insurance Co. Ltd.                        Bermuda                                          100%

           SUPERVALU Operations, Inc.                         Rhode Island                                     100%
                Butson's Enterprises, Inc.                    New Hampshire                                    100%
                     Butson's Enterprises of
                     Vermont, Inc.                            Vermont                                          100%
                     Keatherly, Inc.                          New Hampshire                                    100%
                     Peoples Market, Incorporated             New Hampshire                                    100%
                     Violette's Supermarkets, Inc.            New Hampshire                                    100%
                East Main Development, Inc.                   Rhode Island                                     100%
                Ellsworth Foods, Inc.                         Maine                                            100%
                Glendale Foods, Inc.                          Pennsylvania                                     100%
                M & C Foods, Inc.                             Pennsylvania                                     100%
                Maryland Specialty Realty Corp.               Maryland                                         100%
                Moran Foods, Inc.                             Missouri                                         100%
                     Lot 18 Redevelopment
                     Corporation                              Missouri                                         100%
                Pets, Crafts & Things, Inc.                   Pennsylvania                                     100%
                Total Insurance Marketing
                     Enterprises, Inc.                        Pennsylvania                                     100%
                Ultra Foods, Inc.                             New Jersey                                       100%
                Verona Road Associates, Inc.                  Pennsylvania                                     100%
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* SV Ventures is a general partnership between SUPERVALU Holdings, Inc. and
Scott's Food Stores, Inc. each of which holds a 50% interest. Both general partners are direct subsidiaries of Supermarket Operators of America, Inc.

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